Mortgage Banking	12 Months Ended
Dec. 31, 2012
Mortgage Banking [Abstract]
Mortgage Banking

Note 4 – Mortgage Banking

Activity in secondary market loans during the year was as follows:

(Dollars in thousands)

	2012	2011	2010
Loans originated for resale, net of principal payments	$44,889	$25,685	$28,816
Proceeds from loan sales	45,622	26,611	28,088
Net gains on sales of loans held for sale	1,634	672	682
Loan servicing fees, net of amortization	131	161	41

Loans serviced for others are not reported as assets in the accompanying consolidated balance sheets. The unpaid principal balances of these loans were $97 million and $96 million at December 31, 2012 and 2011, respectively. The Bank maintains custodial escrow balances in connection with these serviced loans; however, such escrows were immaterial at December 31, 2012 and 2011.

Activity for loan servicing rights (included in other assets) was as follows:

(Dollars in thousands)

	2012	2011	2010
Balance, beginning of year	$318	$347	$491
Capitalized	289	94	122
Amortization	(134)	(123)	(266)
Balance, end of year	$473	$318	$347

The fair value of loan servicing rights was $807,000 and $797,000 as of December 31, 2012 and 2011, respectively. Consequently, a valuation allowance was not necessary at year-end 2012 or 2011. The fair value of servicing rights at December 31, 2012 was determined using a discount rate of 7.7% and prepayment speeds ranging from 14% to 34%. The fair value of servicing rights at December 31, 2011 was determined using a discount rate of 7.7% and prepayment speeds ranging from 7% to 26%.